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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 31, 2007
                  Date of Earliest Event Reported: June 1, 2007



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                   California
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                 (State or Other Jurisdiction of Incorporation)


         1-11476                                         95-3977501
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California            92128
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         (Address of Principal Executive Offices)                    (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02-DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         As previously reported on a Current Report on Form 8-K filed by World Waste Technologies, Inc. (the "Company") with the Securities and Exchange Commission on June 1, 2006, on May 26, 2006, the Company received notification from Thomas L. Collins, the Company's then-Executive Vice President and member of the Board of Directors, that he planned to retire from the Company and resign from the Board in May 2007. As previously reported on a Current Report on Form 8-K filed by the Company with the SEC on December 13, 2006, Mr. Collins resigned as a member of the Board of Directors effective as of December 13, 2006. Effective as of May 31, 2007, Mr. Collins resigned his position as Executive Vice President of the Company. It is anticipated that Mr. Collins will continue to serve the Company as a part-time employee or in a consulting capacity.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



 Date:  June 1, 2007                            WORLD WASTE TECHNOLOGIES, INC.

                                                By: /s/ David Rane
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                                                    David Rane
                                                    CHIEF FINANCIAL OFFICER